                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 16, 1997


                             SUNRISE MEDICAL INC.
              (Exact name of Company as specified in its charter)


        Delaware                    0-12744              95-3836867
(State or other jurisdiction      (Commission          (IRS Employer
    of incorporation)             File Number)       Identification No.)


       2382 Faraday Avenue, Suite 200, Carlsbad, California     92008
           (Address of principal executive offices)          (Zip Code)


    Company's telephone number, including area code:  (619) 930-1500

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events.

     On May 16, 1997 Sunrise Medical Inc. (the "Company") executed an Amended and Restated Rights Agreement between the Company and ChaseMellon Shareholder Services, L.L.C., which affected certain modifications to the Rights Agreement dated as of April 24, 1990 between the Company and Security Pacific National Bank, which had previously been amended by that certain letter agreement dated January 15, 1993 between the Company and Chemical Trust Company of California (as successor to Security Pacific National Bank). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Amended and Restated Rights Agreement.

     The Amended and Restated Rights Agreement, among other things, affects the following modifications to the Company's Rights Agreement: (i) provides that rights will be distributed at such time as a person acquires 15% or greater of the Company's Common Shares or within 10 days following a public announcement that a person intends to make a tender offer for 15% or greater of the Company's Common Shares, (ii) increases the purchase price payable upon exercise of a Right to $60, (iii) extends the Final Expiration Date of the Rights to May 16, 2007, (iv) substitutes ChaseMellon Shareholder Services, L.L.C. as Rights Agent,
(v) eliminates the power of the Board of Directors to redeem the Rights following the acquisition by a person, company or group of beneficial ownership of 15% or more of the Company's Common Shares, (vi) prohibits the Board of Directors from redeeming the Rights during the 180 days following the election of (a) a majority of the Board of Directors by stockholder action by written consent or (b) a Board of Directors comprised of persons elected at a meeting of the stockholders who were not nominated by the previous Board of Directors,
(vii) vests in directors other than Interested Directors the power to delay the date on which Rights become exercisable and transferable apart from the Company's Common Shares and limits the exercise of such power to situations involving proxy tender or exchange offers, and (viii) provides the Company with the flexibility to pay the Redemption Price for the Rights in cash, Common Shares or any other form of consideration deemed appropriate by the Board of Directors.

     Except as modified above, Item 1 of the Company's Form 8-A filed June 29, 1992 is incorporated herein by reference. A copy of the Amended and Restated Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing discussion is qualified in its entirety by reference to the Amended and Restated Rights Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) and (b) Financial Statements and Pro Forma Financial Information

                  None

          (c)     Exhibits

               4.1. Amended and Restated Rights Agreement, dated as of May 16, 1997, between Sunrise Medical Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit A a form of Rights Certificate and as Exhibit B a Summary of Rights to Purchase Common Shares.

              99.1. Press Release, dated May 16, 1997.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNRISE MEDICAL INC.



Date:  May 16, 1997           By:   /s/ STEVEN A. JAYE
                                    ------------------
                                    Steven A. Jaye,
                                    Senior Vice President, General Counsel and
                                    Secretary


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